EXECUTION COPY


                    AMENDMENT NO. 1 AND WAIVER TO THE
                             CREDIT AGREEMENT

                                            Dated as of January 26, 2001

     AMENDMENT NO. 1 AND WAIVER TO THE CREDIT AGREEMENT among Captain D's, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 6, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement.

     (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

     (a) Section 1.01 is hereby amended as follows:

             (i) The definition of "Captain D's Properties" set forth therein is hereby amended by deleting the words "Captain D's Properties, LLC" after the word "means" and substituting for such words the words "SHN Properties, LLC".

     (b) Section 5.01(m) is amended by deleting the words "for a period of no less than 2 years" and substituting for such words the words "through and until December 31, 2001".

     SECTION 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Lenders hereby agree to waive any Default or Event of Default that has occurred pursuant to Section 5.01(m) as a result of the Borrower entering into interest rate Hedge Agreements that extend for a period of less than 2 years.



                                    2

     SECTION 3. Conditions of Effectiveness. This Amendment and Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver, and the consent attached hereto executed by each of the parties thereto. The effectiveness of this Amendment and Waiver is conditioned on the accuracy of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section
8.01 of the Credit Agreement.

     SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver.

     (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Costs and Expenses . The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

     SECTION 7. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CAPTAIN D'S, INC.

                                    By /s/ F.E. McDaniel, Jr.
                                      -------------------------------------
                                      Title: V.P.

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent and as Lender

                                    By /s/ Richard G. Parkhurst, Jr.
                                      -------------------------------------
                                      Title: Richard G. Parkhurst, Jr.
                                             Managing Director


                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST


                                    By /s/ Sheila A. Finnerty
                                      ------------------------------------
                                      Name:  Sheila A. Finnerty
                                      Title: Senior Vice President


                                    VAN KAMPEN SENIOR
                                    INCOME TRUST
                                    By: Van Kampen Investment
                                        Advisory Corp.


                                    By /s/ Darvin D. Pierce
                                      ------------------------------------
                                      Name: Darvin D. Pierce
                                      Title: Principal


                                    VAN KAMPEN SENIOR
                                    FLOATING RATE FUND
                                    By: Van Kampen Investment
                                        Advisory Corp.


                                    By /s/ Darvin D. Pierce
                                      -----------------------------------
                                      Name: Darvin D. Pierce
                                      Title: Principal


                                    VAN KAMPEN PRIME RATE
                                    INCOME TRUST
                                    By: Van Kampen Investment
                                        Advisory Corp.


                                    By /s/ Darvin D. Pierce
                                      ----------------------------------
                                      Name: Darvin D. Pierce
                                      Title: Principal



                                    NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND

                                    By: CypressTree Investment Management
                                    Company, Inc. as Portfolio Manager


                                    By: /s/ Jeffrey W. Heuer
                                       ---------------------------------
                                       Name: Jeffrey W. Heuer
                                       Title: Principal


                                    CYPRESSTREE INVESTMENT PARTNERS I
                                    LTD


                                    By: /s/ Jeffrey W. Heuer
                                       ---------------------------------
                                       Name: Jeffrey W. Heuer
                                       Title:  Principal


                                    CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.
                                    As: Attorney-in-Fact and on behalf of
                                    First Allmerica Financial Life Insurance
                                    Company as Portfolio Manager


                                    By /s/ Jeffrey W. Heuer
                                      ----------------------------------
                                      Name: Jeffrey W. Heuer
                                      Title: Principal



                                    KZH CYPRESSTREE-1 LLC


                                    By /s/ Peter Chin
                                      ----------------------------------
                                      Name: Peter Chin
                                      Title: Authorized Agent


                                    KZH STERLING LLC


                                    By /s/ Peter Chin
                                      ----------------------------------
                                      Name: Peter Chin
                                      Title: Authorized Agent

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                    By: Pilgrim Investments, Inc. as its
                                    investment manager


                                    By /s/ Jeffrey A. Bakalar
                                      ---------------------------------
                                      Name: Jeffrey A. Bakalar
                                      Title: Senior Vice President


                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                    By: Pilgrim Investments, Inc. as its
                                    investment manager


                                    By /s/ Jeffrey A. Bakalar
                                      ---------------------------------
                                      Name: Jeffrey A. Bakalar
                                      Title: Senior Vice President


                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                    By: Pilgrim Investments, Inc. as its
                                    investment manager


                                    By /s/ Jeffrey A. Bakalar
                                      ---------------------------------
                                      Name: Jeffrey A. Bakalar
                                      Title: Senior Vice President


                                    HELLER FINANCIAL LEASING, INC.


                                    By
                                      --------------------------------
                                      Name:
                                      Title:



                               BALANCED HIGH-YIELD FUND I LTD.

                                  /s/ John J. D'Angelo
                               By /s/ Heidimarie E. Skor
                                  --------------------------------
                                  Name: John J. D'Angelo
                                        Heidimarie E. Skor CFA
                                  Title: Vice President - Asset Management
                                         Managing Director


                               SENIOR DEBT PORTFOLIO
                               By: Boston Management Company, as
                               Investment Advisors


                               By
                                  -------------------------------
                                  Name:
                                  Title:


                               SEQUILS I, LTD.


                               By:  TCW Advisors, Inc., as its
                               Collateral Manager


                               By /s/ Richard Kurth
                                 --------------------------------
                                 Name: Richard Kurth
                                 Title: Vice President



                               By /s/ Mark Gold
                                  --------------------------------
                               Name: Mark Gold
                               Title: Managing Director


                                    SEQUILS IV, LTD.

                                    By:  TCW Advisors, Inc., as its
                                    Collateral Manager


                                    By /s/ Richard Kurth
                                      -------------------------------
                                      Name: Richard Kurth
                                      Title: Vice President


                                    By /s/ Mark Gold
                                      -------------------------------
                                      Name: Mark Gold
                                      Title: Managing Director


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By /s/ Perry Vavoules
                                      -------------------------------
                                      Name: Perry Vavoules
                                      Title: Managing Director


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By
                                      -------------------------------
                                      Name:
                                      Title:


                                    CAPTIVA II FINANCE, LTD.


                                    By /s/ David Dyer
                                      -------------------------------
                                      Name: David Dyer
                                      Title: Director

                                 CONSENT

                                               Dated as of January 26, 2001

      Each of the undersigned, Captain D's, Inc., a Delaware corporation, Shoney's Inc., a Tennessee corporation (and the successor by merger to TPI Restaurants, Inc., a Tennessee corporation), SHN Properties, LLC, a Delaware limited liability company, Captain D's Realty, LLC, a Delaware limited liability company and Beverage Sales, Inc., a Delaware corporation, to the extent it is (i) a Grantor under the Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment and Waiver), (ii) a Grantor under the Intellectual Property Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, (iii) a Pledgor under the Pledge Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties and (iv) a Subsidiary Guarantor under the Subsidiary Guaranty dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, hereby consents to such Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment and Waiver, each of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment and Waiver) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment and Waiver, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and Waiver, and (b) the Collateral Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                        CAPTAIN D'S, INC.


                                        By: /s/ F.E. McDaniel, Jr.
                                           ---------------------------------
                                           Title: V.P.

                                        SHONEY'S, INC.


                                        By: F.E. McDaniel, Jr.
                                           ---------------------------------
                                           Title: V.P.-Finance


                                        SHN PROPERTIES, LLC

                                        By: Captain D's, Inc., as Managing
                                            Member


                                        By: /s/ F.E. McDaniel, Jr., V.P.,
                                            Captain D's, Inc. as Managing
                                            Member
                                            --------------------------------
                                            Title:


                                        CAPTAIN D's REALTY, LLC

                                        By:  Captain D's, Inc., as Managing
                                             Member


                                        By: /s/ F.E. McDaniel, Jr., V.P.
                                            Captain D's, Inc. as Managing
                                            Member
                                            --------------------------------
                                            Title:


                                        BEVERAGES SALES, INC.


                                        By: /s/ Farbood Azari
                                           ---------------------------------
                                           Title: President